SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 30, 2003
Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)

2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)

(908) 298-4000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Merck/Schering-Plough Pharmaceuticals on June 30, 2003 issued a press release titled “Merck/Schering-Plough Pharmaceuticals Confirms Excellent Overall Safety Profile For ZETIA.” The press release is attached to this 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)  Exhibits. The following exhibit is filed with this 8-K:

99.1 Press Release Dated June 30, 2003, Titled “Merck/Schering-Plough Pharmaceuticals Confirms Excellent Overall Safety Profile For ZETIA”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Thomas H. Kelly

Thomas H. Kelly Vice President and Controller

Date: July 1, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press Release Dated June 30, 2003, Titled “Merck/Schering-Plough Pharmaceuticals Confirms Excellent Overall Safety Profile For ZETIA”